UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

NEXPOINT DIVERSIFIED REAL ESTATE TRUST
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32921	80-0139099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT NXDT-PA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2023, the general partner of NexPoint SFR Operating Partnership, L.P. (the “SFR OP”) executed the Second Amended and Restated Limited Partnership Agreement of the SFR OP (the “SFR OP LPA”), for the purposes of subdividing and reclassifying the outstanding common partnership units of the SFR OP into Class A, Class B and Class C Common Units (collectively, the “SFR OP Units”). The SFR OP LPA generally provides that the newly created Class A Common Units and Class B Common Units will each have 50.0% of the voting power of the SFR OP Units, including with respect to the election of directors to the board of directors of the SFR OP. The Class C Common Units will have no voting power. The reclassification of the SFR OP Units did not have a material effect on the economic interests of the holders of SFR OP Units. In connection with the SFR OP LPA, the SFR OP Units held by NexPoint Diversified Real Estate Trust Operating Partnership, L.P., the operating partnership of NexPoint Diversified Real Estate Trust (the “Company”) were reclassified into Class B Common Units, the SFR OP Units held by NexPoint Homes Trust, Inc., which is advised by an affiliate of the Company’s external adviser, were reclassified into Class A Common Units and the remaining SFR OP Units, which are primarily held by affiliates of the Company, were reclassified into Class C Common Units.

The description of the SFR OP LPA contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the SFR OP LPA, which is filed as Exhibit 10.1to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Second Amended and Restated Limited Partnership Agreement of NexPoint SFR Operating Partnership, L.P., dated June 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP- Finance, Treasurer and Assistant Secretary

Date: June 30, 2023